                                                                    EXHIBIT 99.1

                                                                    NEWS RELEASE

CONTACT:                                                   IPC INVESTOR CONTACT:
--------                                                   ---------------------
Nicole Laudenslager                                            Denise A. Drabick
Austin Lawrence Group                                               IPC New York
203-391-3012                                                        212-858-7867
n.laudenslager@austinlawrence.com                              investors@ipc.com

For Immediate Release

                 IPC REPORTS FISCAL SECOND QUARTER 2003 RESULTS

                     FISCAL Q2 RESULTS SUMMARY (IN MILLIONS)

                     Fiscal Three Months
                       Ended March 31
                    --------------------
                     2003         2002
                    -------      -------
Revenue              $56.3        $78.2
Net income (loss)   ($ 0.6)      ($ 5.3)

NEW YORK, MAY 6, 2003 - IPC Acquisition Corp. (IPC), the specialist the global financial community depends on for world class trading floor solutions, today reported its fiscal second quarter 2003 financial results for the three months ended March 31, 2003. Fiscal second quarter revenues were $56.3 million, and adjusted EBITDA was $12.0 million, compared to $78.2 million and $20.9 million, respectively, for the corresponding fiscal 2002 period.

Actual net losses for the second fiscal quarter in 2003 were $0.6 million compared to net losses of $5.3 million for the year ago period. Fiscal second quarter 2002 net losses include purchase accounting charges of $16.9 million. Net losses in the quarters ended March 31, 2003 and 2002 also include $5.1 million and $4.6 million, respectively, of depreciation and amortization.

The company still expects revenue and adjusted EBITDA for the second half of 2003 to be higher than that of the first half with full-year revenues now expected to range between $245 million and $255 million, adjusted EBITDA expected to range between $50 million and $55 million, and net income expected to range between $1 million and $3 million. These revised expectations include the forecasted results of the Gains International U.S. and European companies from the April 30, 2003 date of their acquisition and also reflect the possibility that a number of jobs under contract may not complete until fiscal 2004.

"IPC met its adjusted EBITDA target this half despite the continued caution in information technology spending among financial services firms worldwide," said IPC President Greg Kenepp. "During Q2, the company also completed an amendment to its credit facility, voluntarily prepaid an additional $14 million of bank debt, and ended the quarter with $22 million in cash. We are pleased by the steady pace of bookings in the second quarter that caused backlog to rise to $73 million, its highest level since December 2001."

                                    - more -

                          IPC ANNOUNCES FISCAL SECOND QUARTER 2003 RESULTS CONT.

IPC ACQUISITION CORP. CONSOLIDATED BALANCE SHEET

(unaudited, in thousands except share amounts)


                                                      MARCH 31,   SEPTEMBER 30,
                                                        2003           2002
                                                     ----------   ------------
                    ASSETS
ASSETS:
  Cash                                               $   22,409   $     25,294
  Restricted cash                                             -          7,272
  Accounts receivable, net of allowance of
    $1,072 and $1,245, respectively                      47,598         52,468
  Inventory, net                                         35,844         22,218
  Prepaid and other current assets                        5,198          4,614
                                                     ----------   ------------
    Total current assets                                111,049        111,866
  Property, plant and equipment, net                     20,313         21,004
  Goodwill                                               70,213         72,279
  Intangible assets, net                                202,503        209,132
  Deferred financing costs, net                          13,963         15,116
  Other assets                                              834            835
                                                     ----------   ------------
    Total assets                                     $  418,875   $    430,232
                                                     ==========   ============

     LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:

  Current portion of term loan                       $    5,827   $      6,460
  Accounts payable                                        5,420          4,530
  Accrued expenses and other current
    liabilities                                          16,196         23,562
  Current portion of deferred compensation                  633            633
  Income taxes payable                                    3,535          2,373
  Customer advances on installation contracts            25,249         11,232
  Deferred revenue on maintenance contracts              15,440         12,261
  Deferred purchase price obligation                          -          7,272
  Current portion of guaranties on former
    parent obligations                                    1,353              -
                                                     ----------   ------------
    Total current liabilities                            73,653         68,323
  Term loan                                              48,075         64,602
  Senior subordinated notes                             150,000        150,000
  Deferred taxes, net                                     5,743          7,190
  Deferred compensation                                   3,073          3,119
  Guaranties on former parent obligations                 1,899              -
                                                     ----------   ------------
    Total liabilities                                   282,443        293,234
                                                     ----------   ------------
  Commitments and contingencies

STOCKHOLDERS' EQUITY:
  Common stock - $0.01 par value, authorized
   25,000,000 shares; 14,060,000
   shares issued and outstanding at March 31,
   2003 and September 30, 2002                              141            141
  Paid in capital                                       140,159        140,159
  Accumulated deficit                                   (10,013)        (9,200)
  Notes received for management stock                      (383)          (383)
    purchases
  Accumulated other comprehensive income                  6,528          6,281
                                                     ----------   ------------
    Total stockholders' equity                          136,432        136,998
                                                     ----------   ------------
    Total liabilities & stockholders' equity         $  418,875   $    430,232
                                                     ==========   ============

                          IPC ANNOUNCES FISCAL SECOND QUARTER 2003 RESULTS CONT.

IPC ACQUISITION CORP. CONSOLIDATED STATEMENT OF OPERATIONS

(unaudited, in thousands)

                                       THREE MONTHS ENDED    SIX MONTHS ENDED
                                            MARCH 31,            MARCH 31,
                                       ------------------   ------------------
                                         2003       2002      2003      2002 (1)
                                       -------    -------   --------   --------
REVENUE:

  Product sales and installations      $32,819    $54,854   $ 56,570   $103,020
  Service                               23,486     23,351     48,118     48,294
                                       -------    -------   --------   --------
                                        56,305     78,205    104,688    151,314
                                       -------    -------   --------   --------

COST OF GOODS SOLD
(DEPRECIATION SHOWN SEPARATELY):

  Product sales and installations       19,680     46,779     31,934     78,321
  Service                               11,894     13,791     24,929     29,011
  Depreciation & amortization              299        260        596        503
                                       -------    -------   --------   --------
                                        31,873     60,830     57,459    107,835
                                       -------    -------   --------   --------

  Gross profit                          24,432     17,375     47,229     43,479

RESEARCH & DEVELOPMENT                   2,928      3,809      5,663      7,634
SELLING, GENERAL &                      10,742      9,836     19,472     28,005
  ADMINISTRATIVE EXPENSE

DEPRECIATION & AMORTIZATION              4,798      4,351      9,529     15,400
                                       -------    -------   --------   --------

  Income (loss) from operations          5,964       (621)    12,565     (7,560)

OTHER INCOME (EXPENSE):

  Interest expense, net                 (6,477)    (6,935)   (12,682)   (13,771)
  Other income (expense), net              802         (1)     1,327         77
                                       -------    -------   --------   --------
  Income (loss) before income taxes        289     (7,557)     1,210    (21,254)

INCOME TAX PROVISION (BENEFIT)             900     (2,247)     2,023     (3,534)
                                       -------    -------   --------   --------
NET LOSS                               $  (611)   $(5,310)  $   (813)  $(17,720)
                                       =======    =======   ========   ========

(1) The six months ended March 31, 2002 include the results of operations for the 80 days from October 1 through December 20, 2001, which was the date of acquisition from the predecessor owner, Global Crossing.

                          IPC ANNOUNCES FISCAL SECOND QUARTER 2003 RESULTS CONT.

RECONCILIATION OF NET LOSS TO ADJUSTED EBITDA (1)

IPC believes that net loss is the financial measure calculated and presented in accordance with generally accepted accounting principles that is most directly comparable to EBITDA and Adjusted EBITDA. The following table reconciles EBITDA and Adjusted EBITDA, as defined below, with IPC's net loss as derived directly from financial statements for the three and six months ended March 31, 2003 and 2002:

(unaudited, in thousands)

                                       THREE MONTHS ENDED     SIX MONTHS ENDED
                                             MARCH 31,           MARCH 31,
                                        2003       2002       2003      2002 (2)
                                      --------   --------   --------   --------
ADJUSTED EBITDA (3):
  Net loss                            $   (611)  $ (5,310)  $   (813)  $(17,720)
  Interest expense, net                  6,477      6,935     12,682     13,771
  Income taxes                             900     (2,247)     2,023     (3,534)
  Depreciation & amortization            5,097      4,611     10,125     15,903
                                      --------   --------   --------   --------
    EBITDA (3)                          11,863      3,989     24,017      8,420

  Credit amendment costs                   110         --        110         --
  Intercompany corporate
    charges (4)                             --         --         --      9,429
  Inventory fair-value
    adjustment (5)                          --     16,908         --     23,926
                                      --------   --------   --------   --------
    Adjusted EBITDA (3)               $ 11,973   $ 20,897   $ 24,127   $ 41,775
                                      ========   ========   ========   ========

(1) IPC is not providing a reconciliation of the forward-looking, non-GAAP financial measure of adjusted EBITDA to the corresponding GAAP measure of net income because the company believes that such information is not available without unreasonable effort.

(2) The six months ended March 31, 2002 include the results of operations for the 80 days from October 1 through December 20, 2001, which was the date of acquisition from the predecessor owner, Global Crossing.

(3) EBITDA represents earnings before interest, taxes, depreciation and amortization. EBITDA is not a measurement of financial performance under generally accepted accounting principles and should not be construed as an indicator of a company's performance or liquidity or in isolation from or as a substitute for net income, cash flow from operations or any other cash flow data prepared in accordance with generally accepted accounting principles. IPC supplies EBITDA because it believes it is a useful indicator of operating performance in a manner that is not influenced by past capital expenditures, IPC's capital structure or tax attributes and also provides additional information with respect to IPC's resources available for future debt service, taxes, capital expenditures and working capital requirements. However, other companies in the industry may calculate EBITDA differently than IPC does. Additionally, in accordance with IPC's senior secured credit facility, IPC's financial covenants are calculated using EBITDA as a measure of profitability and cash flows. IPC's investors use EBITDA information to gauge the company's operating performance, apart from certain non-operating factors such as the cost of debt, tax rates and tax liabilities, depreciation policies and amortization schedules. In evaluating EBITDA, investors should consider increasing or decreasing trends in EBITDA, whether EBITDA has remained at positive levels historically, and how EBITDA compares to levels of interest expense and long-term debt. EBITDA may not be available to fund IPC's discretionary spending due to contractual and other commitments for debt service obligations, payment of taxes, capital expenditures and working capital requirements.

      IPC's adjusted EBITDA is calculated by adding back to EBITDA the impact of certain non-cash purchase accounting and unusual items. The items added back to EBITDA are the fair-value inventory step-up associated with the purchase accounting treatment related to the acquisition of IPC Information Systems in December 2001, as well as legal fees associated with the credit agreement amendment in March 2003. Adjusted EBITDA for the six months ended March 31, 2002 is calculated by further adding back certain selling, general and administrative expenses allocated to IPC by Global Crossing and the additional bonus expenses incurred by IPC to pay bonuses consistent with past practices. Adjusted EBITDA is not presented in accordance with generally accepted accounting principles and is not intended to be used in lieu of GAAP presentations of results of operations or cash provided by operating activities. IPC supplies adjusted EBITDA results because it believes it

                          IPC ANNOUNCES FISCAL SECOND QUARTER 2003 RESULTS CONT.

      is a useful indicator of operating performance, in a manner that is not influenced by the impact of certain non-cash, purchase accounting and unusual items and also provides additional information with respect to IPC's resources available for future debt service, taxes, capital expenditures and working capital requirements. Additionally, in accordance with our senior secured credit facilities, IPC's financial covenants are calculated using Adjusted EBITDA as a measure of profitability and cash flows. IPC's investors use this information to gauge the company's operating performance, apart from certain non-operating factors such as the impact of certain non-cash, purchase accounting and unusual items. Adjusted EBITDA may not be available to fund IPC's discretionary spending due to contractual and other commitments for debt service obligations, payment of taxes, capital expenditures and working capital requirements.

(4) Reflects intercompany SG&A charges incurred prior to the acquisition on December 20, 2001 and transaction related bonus amounts in connection with the acquisition.

(5) Represents elimination of non-cash charges for inventory fair-value adjustments resulting from the acquisition on December 20, 2001.

EDITOR'S NOTE

- IPC earnings conference call is scheduled for 11:00 a.m. E.T. Wednesday, May 7, 2003. Dial (913) 981-5571 conference code 146838 or access via the Web at www.ipc.com or http://www.firstcallevents.com/service/ajwz376489935gf12.html.

- Conference call replays will be available over the Web through July 7, 2003 at www.ipc.com.

ABOUT IPC

IPC Acquisition Corp. (Bloomberg: IPCACQ), through its wholly owned subsidiary IPC Information Systems, Inc., is the specialist the global financial community depends on for world class trading floor solutions. For 30 years, IPC's trading systems have been a mainstay on the desktops of 100,000+ traders worldwide. IPC's extensive list of trading technology innovations includes the newly released Enterprise configuration that makes geographically dispersed trading operations a reality using Voice over Internet Protocol (VoIP)-based solutions like the IQMX(TM) trading desktop and the ICMX(TM) Intercom Module.

IPC has offices throughout the Americas, Europe, and the Asia Pacific region. For more information, visit www.ipc.com.

Statements made in this news release that state IPC's or its management's intentions, beliefs, expectations, or predictions for the future constitute " forward looking statements" as defined by federal securities laws, which involve significant risks and uncertainties. Many risks and uncertainties are inherent in the telecommunications equipment industry. Others are more specific to our operations. The occurrence of the events described and the achievement of the expected results depend on many factors, some or all of which are not predictable or within our control. Actual results may differ materially from results discussed in these forward-looking statements. Among the factors that could cause actual results, performance or achievement to differ materially from those described or implied in the forward-looking statements, are risks associated with substantial indebtedness, leverage and debt service, risks relating to the performance of our business and future operating results, risks of competition in our existing and future markets, loss or retirement of key executives, risks related to the notes and to high yield securities generally, general business and economic conditions, market acceptance issues, including potential technology changes and the risks inherent in new product and service introductions and the entry into new geographic markets, as well as those risk factors described in our filings with the SEC.

(C)2003 IPC Acquisition Corp. All Rights Reserved. IPC, IQMX, and ICMX are trademarks of IPC. All other trademarks are the property of their respective owners.

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